SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                                __________


                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)       JANUARY 7, 1994
                                                  -------------------------


                            LIBERTE INVESTORS
- ---------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Charter)


       MASSACHUSETTS                     1-6802               75-1328153
- ---------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission          (IRS Employer
     of Incorporation)                File Number)       Identification No.)


     1420 VICEROY DRIVE, DALLAS, TEXAS                              75235
- ---------------------------------------------------------------------------
 (Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code     (214) 879-5800
                                                  -------------------------



- ---------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

          On January 7, 1994, Liberte Investors, certain of Liberte's senior secured lenders, the members of the Official Unsecured Creditors appointed in Liberte Investors' Chapter 11 case and the Official Committee of Equity Securities Holders appointed in Liberte Investors' Chapter 11 case executed a Stipulation and Agreement Suspending Plan Litigation (the "Stipulation") setting forth an agreement in principle which would resolve certain potential disputes regarding the treatment of the senior secured lenders under the plan of reorganization for Liberte. The Bankruptcy Court overseeing Liberte Investors' Chapter 11 case has "so ordered" the Stipulation. A copy of the Stipulation is attached hereto as Exhibit 99.1.